Filed Pursuant to Rule 497(a)
File No. 333-217302
Rule 482 AD

OFS Capital Corporation Prices Public Offering of $43,750,000 6.375% Notes Due 2025

Chicago, IL - April 11, 2018 - OFS Capital Corporation (the “Company”) (Nasdaq: OFS) announced today that it has priced a registered public offering of $43.75 million aggregate principal amount of its 6.375% notes due 2025 (the “Notes”) which will result in net proceeds to the Company of approximately $42.03 million (or approximately $48.39 million if the underwriters fully exercise the overallotment option described below) based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on April 30, 2025 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after April 30, 2020. The Notes will bear interest at a rate of 6.375% per year, payable quarterly on January 31, April 30, July 31 and October 31 of each year, beginning on July 31, 2018. At closing, the Notes are expected to be rated “A”* by Egan-Jones Ratings Company. The Company has also granted the underwriters an option to purchase an additional $6,562,500 aggregate principal amount of Notes to cover overallotments, if any, on or before April 30, 2018.

The offering is subject to customary closing conditions and is expected to close on April 16, 2018. The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Select Market under the trading symbol “OFSL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.

The Company intends to use the net proceeds of the offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes. The Company also intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its revolving credit facility. As of April 9, 2018, the Company had $38.2 million of indebtedness outstanding under the credit facility.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSEMKT: LTS),
and Janney Montgomery Scott LLC are acting as book-running managers for the offering. B. Riley FBR, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NasdaqCM:NHLD), are acting as lead managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated April 11, 2018, and accompanying prospectus, dated June 16, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com.
* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About OFS Capital Corporation

The Company is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company. The Company's investment objective is to provide stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. The Company invests primarily in privately held middle-market companies in the United States, including lower-middle-market companies, targeting investments of $3 to $20 million in companies with annual EBITDA between $3 million and $50 million. The Company offers flexible solutions through a variety of asset classes including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

SOURCE: OFS Capital Corporation

OFS Capital Corporation
INVESTOR RELATIONS:
Steve Altebrando, 646-652-8473
saltebrando@ofsmanagement.com